                       Semiannual Report January 31, 1998

                                   OPPENHEIMER
                                     Florida
                                 Municipal Fund

                               [GRAPHIC OMITTED]

                                     [LOGO]
                             OppenheimerFunds (SM)
                            THE RIGHT WAY TO INVEST

Contents

3  President's Letter

4  Fund Performance

6  An Interview
   with the Fund's
   Manager

10 Statement of
   Investments

14 Statement of
   Assets and
   Liabilities

16 Statement of
   Operations

17 Statements of
   Changes in
   Net Assets

18 Financial Highlights

21 Notes to Financial
   Statements

27 Officers and
   Trustees

28 Information and
   Services

 Report highlights
--------------------------------------------------------------------------------

o The supply of municipal bonds increased during the last six months, as many municipalities took advantage of lower interest rates to finance new projects and refinance existing debt.

o Florida's housing sector has presented many attractive opportunities--specifi cally, community development districts that are well-defined and well-developed communities and are financed by special assessment bonds.

o Two factors which support the possibility of a rally in municipal bonds:
First, municipal bonds are inexpensive relative to taxable bonds, especially in states with income taxes. And second, inflation remains benign and the national economy looks like it may slow down from year-end 1997 levels.

-----------------------------------
Cumulative Total Returns
-----------------------------------
For the 6-Month Period
Ended 1/31/98

Class A
 With             Without
 Sales Chg.1      Sales Chg.2
-----------------------------------
 4.48%      (0.48)%
-----------------------------------
Class B
 With             Without
 Sales Chg.1      Sales Chg.2
-----------------------------------
 4.08%      (0.92)%
-----------------------------------
Class C
 With             Without
 Sales Chg.1      Sales Chg.2
-----------------------------------
 4.08%      3.08%
-----------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

2. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5%. Class C returns include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


                      2 Oppenheimer Florida Municipal Fund

Dear shareholder,
--------------------------------------------------------------------------------
[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Florida Municipal Fund

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

      What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch further and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

      Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations to improve their bottom lines.

      At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

      In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/ Bridget A. Macaskill

Bridget A. Macaskill
February 23, 1998


                      3 Oppenheimer Florida Municipal Fund

Performance update
------------------------------------
------------------------------------
Avg Annual Total Returns1
------------------------------------
For the Periods Ended 12/31/97

Class A
            Since
 1 year     Inception
------------------------------------
 3.94%      4.91%
------------------------------------
Class B
            Since
 1 year     Inception
------------------------------------
 3.20%      4.93%
------------------------------------
Class C
            Since
 1 year     Inception
------------------------------------
 7.18%      7.40%
------------------------------------


------------------------------------
Standardized Yields
------------------------------------
For the 30 Days Ended 1/31/982
Class A
------------------------------------
 4.07%
------------------------------------
Class B
------------------------------------
 3.51%
------------------------------------
Class C
------------------------------------
 3.50%
------------------------------------

Oppenheimer Florida Municipal Fund has continued to perform strongly, particularly during what has turned out to be a difficult period for municipal bonds. During the last six months, long-term interest rates have fallen, which has caused a decline in municipal bond yields. However, for the six-month period ended January 31, 1998, Oppenheimer Florida Municipal Fund's Class A shares produced a 4.48% cumulative total return, without sales charges.3 In addition, the Fund's Class A shares received an overall four-star ranking by Morningstar Mutual Funds for the three-year period ended December 31, 1997 among 1,494 municipal bond funds.4

Top 10 Industries
(Percentage of invested assets)5
--------------------------------------------------------------------------------
 Special Assessment            16.2%      Adult Living Facilities      7.4%
--------------------------------------------------------------------------------
 General Obligation            13.8       Resource Recovery            6.2
--------------------------------------------------------------------------------
 Sales Tax                      8.8       Multi-Family Housing         5.0
--------------------------------------------------------------------------------
 Hospital/Healthcare            8.4       Corporate Backed             4.4
--------------------------------------------------------------------------------
 Single Family Housing          7.4       Lease Rental                 4.4
--------------------------------------------------------------------------------

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A and B shares were first publicly offered on 10/1/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class C returns include the contingent deferred sales charge of 1% for the 1-year result. Class C shares were first offered on 8/29/95. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Standardized yield is based on net investment income for the 30-day period ended 1/31/98. Falling share prices will tend to artificially raise yields.

3. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.
--------------------------------------------------------------------------------


                      4 Oppenheimer Florida Municipal Fund

Portfolio review

Credit Allocation 6

[Pie Chart Omitted]

o  AAA               43.7%
o  AA                 9.9
o  A                 19.2
o  BBB               15.9
o  BB                11.3

Oppenheimer Florida Municipal Fund is for investors looking for income that's exempt from federal and Florida income taxes.

What We Look For
o Securities that provide high current income.
o Sectors and regions that offer relative value.
o Municipal projects or regions with improving credit quality.
o Investment opportunities from a wide range of securities statewide.

Top 5 Holdings by Issuer
(Percentage of invested assets)5
--------------------------------------------------------------------------------
 Grand Haven FL Community Development District
 Special Assessment Revenue Bonds                                        5.0%
--------------------------------------------------------------------------------
 Martin County FL Industrial Development Authority
 Revenue Refunding Bonds                                                 4.4
--------------------------------------------------------------------------------
 Puerto Rico Public Buildings Authority Revenue Bonds                    4.4
--------------------------------------------------------------------------------
 Puerto Rico Commonwealth General Obligation Bonds                       4.3
--------------------------------------------------------------------------------
 Dade County FL Special Obligation Revenue Refunding Bonds               4.0
--------------------------------------------------------------------------------

4. Source: Morningstar, Inc. 12/31/97. Morningstar ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Overall star ranking is subject to change monthly. Top 10% are ranked 5 stars, next 22.5% are 4 stars, middle 35% are 3 stars, next 22.5% are 2 stars and bottom 10% are 1 star. Past performance does not guarantee future results.

5. Portfolio weightings are as of 1/31/98, and are subject to change.

6. Portfolio data are as of January 31, 1998, are dollar-weighted based on investment assets and subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk that an issuer may default on repayment of principal or interest. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 2.5% of total investments) but to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category.


                      5 Oppenheimer Florida Municipal Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------

How has the Fund performed during the six months ended January 31, 1998?

Oppenheimer Florida Municipal Fund's Class A shares have provided a cumulative total return of 4.48% without sales charges for the six-month period ended January 31, 1998.1

How did the municipal bond market perform over the last six months?

As we expected, yields on municipal bonds declined as long-term interest rates fell during the final five months of 1997 and the first month of 1998. This was the result of a continued U.S. economic expansion that is notable both for its durability and the absence of inflationary pressures. In fact, low inflation helped long-term interest rates fall to their lowest levels since 1977. Municipal bond yields have fallen in concert with the yields of U.S. Treasury securities, but the extent of that decline has not been as pronounced. As a result, although municipal bonds did well during the period, they did not perform as well as comparable U.S. Treasury securities.

Why did investments in municipal bonds generally underperform U.S. Treasury securities?

It's primarily a matter of supply and demand. The supply of U.S. Treasury securities declined as the federal government made progress toward a balanced budget. With a robust economy supporting strong tax revenues, the U.S. Treasury issued fewer bonds. At the same time, demand for U.S. Treasury securities rose, especially from overseas investors who sought high-quality investments in the wake of the turmoil in Asia.

--------------------------------------------------------------------------------
"The areas in which we have concentrated generally relate to Florida's population pressures."
--------------------------------------------------------------------------------

1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                      6 Oppenheimer Florida Municipal Fund

[PHOTO]
Portfolio Management
Team (l to r)
Jerry Webman
Bob Patterson
(Portfolio Manager)

Conversely, the supply of municipal bonds increased during the period. Municipalities took advantage of lower interest rates to finance new projects and refinance existing debt. But demand for municipal bonds stayed the same, because U.S. investors were generally more attracted to stocks than to tax-exempt bonds. Therefore, U.S. Treasury securities benefited from a more favorable relationship between supply and demand.

      By the end of 1997, municipal bonds were providing about 92% of the yield of comparable U.S. Treasuries, which is the high end of the range. History suggests that a more normal level is about 85%. So we think that munici pal bonds, including Florida bonds, are attractively valued relative to taxable bonds.

Are there any characteristics unique to Florida's tax-exempt marketplace?

More than most other states, Florida is under enormous pressure to add infrastructure. This is primarily because of a rapid rise in population, which has substantially increased demand for housing and schools. Although the state has so far resisted a state income tax, they have raised other types of taxes. For example, the state government recently gave counties the option to raise sales taxes to pay for the counties' portion of school budgets. And over the past few years, the state has doubled its intangible tax, a tax on non-real property, such as financial assets. As a result, Florida appears to be running out of ways to increase revenues. We believe that imposition of a state income tax becomes more likely every day.


                      7 Oppenheimer Florida Municipal Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------

Where have you been finding opportunities in this environment?

The areas in which we have concentrated generally relate to Florida's population pressures. For example, the state is responding to the housing shortage by creating community development districts, which are well-defined planned communities financed by special assessment bonds. The rise in the school-age population has forced many municipalities to expand existing schools and build new ones. We've purchased some of the bonds issued to finance that expansion.

Have you avoided any sectors of Florida's tax-exempt marketplace?

We remain cautious about utilities. Electrical utilities are in the midst of deregulation, which has caused quite a lot of uncertainty. Some utilities will be more competitive than others, and we don't want to be caught with bonds from the less competitive companies.

      Hospital bonds represent another area of caution. The healthcare industry is experiencing turmoil as it attempts to control costs. The industry is consolidating in Florida, as well as other states, so we are proceeding carefully.

      We've also tended to avoid some Florida communities' smaller general obligation bonds because these assets usually are not as liquid as larger state and county bonds that are backed by revenues from specific facilities.

--------------------------------------------------------------------------------
"We are optimistic because conditions remain favorable for municipals..."
--------------------------------------------------------------------------------


                      8 Oppenheimer Florida Municipal Fund

What is your outlook for the rest of 1998?

We are optimistic because conditions have remained favorable for municipals. First, as mentioned earlier, municipal bonds are inexpensive relative to taxable bonds. Second, inflation remains benign, and the national economy looks like it may slow down from year-end 1997 levels. These factors should support a further rally in municipal bonds as long-term interest rates decline.

      With that said, however, we don't expect to achieve the same level of gains that we have experienced over the last six months. Inflation is low now, but we are concerned about the potential effects of relatively full employment. Because businesses must compete for a limited supply of workers, companies may be forced to pay higher wages, and those costs may be passed on to consumers. As a result, we are vigilantly watching for any changes in the economic environment. Our goal is to anticipate those changes and position the Fund accordingly.

--------------------------------------------------------------------------------
"...but we don't expect to achieve the same level of gains that we have experienced over the last six months."
--------------------------------------------------------------------------------


                      9 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                       Ratings:
                                                       Moody's/         Face     Market Value
                                                       S&P/Fitch        Amount   See Note 1
=============================================================================================
Municipal Bonds and Notes--97.7%
---------------------------------------------------------------------------------------------
Florida--82.6%
Alachua Cnty., FL HFAU RRB, Santa Fe HCF
Project, Escrowed to Maturity, 6%, 11/15/09            Baa1/AAA      $1,000,000   $1,082,350
---------------------------------------------------------------------------------------------
Bay Cnty., FL Hospital System RRB, Bay Medical
Center Project, Prerefunded, 8%, 10/1/19               Aaa/NR         1,000,000    1,233,790
---------------------------------------------------------------------------------------------
Brevard Cnty., FL Housing FAU MH RRB,
Windover Oaks Project, Series A, 6.90%, 2/1/27         NR/AAA         1,000,000    1,140,020
---------------------------------------------------------------------------------------------
Brevard Cnty., FL Housing FAU SFM RB,
6.70%, 9/1/27                                          Aaa/NR           830,000      888,590
---------------------------------------------------------------------------------------------
Broward Cnty., FL GORB, 12.50%, 1/1/06                 Aa/AA          1,000,000    1,533,580
---------------------------------------------------------------------------------------------
Broward Cnty., FL RR RB, Broward Waste
Energy-LP North Project, 7.95%, 12/1/08                A/A-           1,685,000    1,840,896
---------------------------------------------------------------------------------------------
Broward Cnty., FL RR RB, Ses Broward Co.-LP
South Project, 7.95%, 12/1/08                          A/A-           1,315,000    1,436,664
---------------------------------------------------------------------------------------------
Clay Cnty., FL Housing FAU SFM RB,
6.55%, 3/1/28                                          Aaa/NR           800,000      853,496
---------------------------------------------------------------------------------------------
Collier Cnty., FL HFAU RRB, The Moorings, Inc.
Project, 7%, 12/1/19                                   NR/BBB+/A-     1,000,000    1,113,370
---------------------------------------------------------------------------------------------
Dade Cnty., FL Aviation RB, Series B,
MBIA Insured, 6.60%, 10/1/22                           Aaa/AAA/AA-    1,000,000    1,108,200
---------------------------------------------------------------------------------------------
Dade Cnty., FL GORB, FGIC Insured,
12%, 10/1/04                                           Aaa/AAA/AAA      100,000      144,007
---------------------------------------------------------------------------------------------
Dade Cnty., FL IDAU RB, Miami Cerebral
Palsy Services Project, 8%, 6/1/22                     NR/NR          1,190,000    1,329,789
---------------------------------------------------------------------------------------------
Dade Cnty., FL Professional Sports Franchise
Facilities Tax & CAP RB, MBIA Insured,
Zero Coupon, 5.85%, 10/1/26(1)                         Aaa/AAA        3,200,000      757,184
---------------------------------------------------------------------------------------------
Dade Cnty., FL SPO RRB, Series B,
AMBAC Insured, Zero Coupon, 6.25%, 10/1/14(1)          Aaa/AAA/AAA    4,755,000    2,134,044
---------------------------------------------------------------------------------------------
Escambia Cnty., FL HFAU RB, Azalea Trace, Inc.,
6%, 1/1/15                                             NR/NR          2,000,000    2,072,020
---------------------------------------------------------------------------------------------
Escambia Cnty., FL HFAU RRB,
Baptist Hospital, Inc., Partially Prerefunded,
Series A, 8.70%, 10/1/14                               NR/BBB+        1,000,000    1,048,830
---------------------------------------------------------------------------------------------
Fishhawk, FL CDD SPAST RB, 7.625%, 5/1/18              NR/NR          1,000,000    1,072,640
---------------------------------------------------------------------------------------------
FL Department of Transportation-Right of
Way GOB, Series B, 5%, 7/1/22                          Aa2/AA         1,500,000    1,477,065
---------------------------------------------------------------------------------------------
FL Heritage Harbor CDD SPAST RB,
Series B, 6%, 5/1/03                                   NR/NR          1,000,000      989,140
---------------------------------------------------------------------------------------------
FL HFA RB, Maitland Club Apts. Project,
Series B-1, AMBAC Insured, 6.75%, 8/1/14               Aaa/AAA/AAA    1,000,000    1,094,700
---------------------------------------------------------------------------------------------
FL HFA RB, Riverfront Apartments, Series A,
AMBAC Insured, 6.25%, 4/1/37                           Aaa/AAA/AAA    1,400,000    1,491,448


                     10 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    Ratings:
                                                    Moody's/         Face         Market Value
                                                    S&P/Fitch        Amount       See Note 1
----------------------------------------------------------------------------------------------
Florida  (continued)
Grand Haven, FL CDD SPAST RB,
Series A, 6.30%, 5/1/02                             NR/NR           $ 1,825,000   $ 1,870,570
----------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST RB,
Series B, 6.90%, 5/1/19                             NR/NR               750,000       771,862
----------------------------------------------------------------------------------------------
Hillsborough Cnty., FL IDAU PC RRB,
Tampa Electric Co. Project, Series 92, 8%, 5/1/22   Aa3/AA/AA-        1,000,000     1,163,500
----------------------------------------------------------------------------------------------
Hillsborough Cnty., FL Utility RRB, Series A,
FSA Insured, 7%, 8/1/14                             Aaa/AAA             750,000       829,417
----------------------------------------------------------------------------------------------
Lee Cnty., FL Housing FAU SFM RB,
Series A-2, 5.60%, 3/1/29                           Aaa/NR            1,000,000     1,108,390
----------------------------------------------------------------------------------------------
Martin Cnty., FL IDAU RRB, Indiantown
Cogeneration Project, Series A, 7.875%,
12/15/25                                            Baa3/BBB-/BBB     2,000,000     2,355,140
----------------------------------------------------------------------------------------------
Miami Beach, FL RA Tax Increment RB,
City Center Historic Convention,
Series B, 6.25%, 12/1/16                            Baa2/BBB            500,000       532,785
----------------------------------------------------------------------------------------------
Miami Beach, FL RA Tax Increment RB,
City Center Historic Convention,
Series B, 6.35%, 12/1/22                            Baa2/BBB            500,000       533,040
----------------------------------------------------------------------------------------------
Miami, FL Sanitation & Sewer Systems GOB,
FGIC Insured, 6.50%, 1/1/14                         Aaa/AAA           1,750,000     1,929,112
----------------------------------------------------------------------------------------------
Miami-Dade Cnty., FL SPO RRB, Sub. Lien,
Series A, MBIA Insured, Zero Coupon,
5.52%, 10/1/17(1)                                   Aaa/AAA           5,425,000     1,946,382
----------------------------------------------------------------------------------------------
Orlando, FL Utilities Commission Water &
Electric RB, Inverse Floater, 7.215%, 10/1/17(2)    Aa/AA-            1,000,000     1,103,750
----------------------------------------------------------------------------------------------
Plantation, FL HFAU RRB, Covenant
Village of Florida, Inc., 5.125%, 12/1/22           NR/A-               750,000       743,183
----------------------------------------------------------------------------------------------
Port St. Lucie, FL Utility RB, Prerefunded,
Series A, FGIC Insured, Zero Coupon,
6.25%, 9/1/16(1)                                    Aaa/AAA           1,045,000       407,080
----------------------------------------------------------------------------------------------
St. Petersburg, FL Public Improvement RRB,
MBIA Insured, 6.375%, 2/1/12                        Aaa/AAA             750,000       819,323
----------------------------------------------------------------------------------------------
Tampa Palms, FL Open Space & Transition
CDD SPAST RB, Capital Improvement-Area 7
Phase Two Project, 7.50%, 5/1/18                    NR/NR             1,200,000     1,264,128
----------------------------------------------------------------------------------------------
Tampa, FL RRB, Health System-Catholic Health,
Series A-1, MBIA Insured, 5.50%, 11/15/08           Aaa/AAA/AAA       1,000,000     1,087,350
                                                                                   44,306,835


                     11 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                        Ratings:
                                                                        Moody's/       Face       Market Value
                                                                        S&P/Fitch      Amount     See Note 1
-------------------------------------------------------------------------------------------------------------
U.S. Possessions--15.1%
PR CMWLTH Aqueduct & Sewer Authority RB,
Escrowed to Maturity, 10.25%, 7/1/09                                    Aaa/AAA     $   540,000   $   748,467
-------------------------------------------------------------------------------------------------------------
PR CMWLTH GOB, 5.375%, 7/1/25                                           Baa1/A        1,600,000     1,636,112
-------------------------------------------------------------------------------------------------------------
PR CMWLTH GORB, Prerefunded, 7.70%, 7/1/20                              NR/AAA          575,000       636,772
-------------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series W,
Inverse Floater, 6.195%, 7/1/10(2)                                      Baa1/A        1,000,000     1,097,500
-------------------------------------------------------------------------------------------------------------
PR CMWLTH Special Infrastructure FAU RRB,
Series A, 7.90%, 7/1/07                                                 Baa1/BBB+       575,000       597,086
-------------------------------------------------------------------------------------------------------------
PR Public Buildings Authority RB,
Series B, 5.25%, 7/1/21                                                 Baa1/A        2,300,000     2,315,617
-------------------------------------------------------------------------------------------------------------
PR Telephone Authority RB, MBIA Insured,
Inverse Floater, 6.915%, 1/16/15(2)                                     Aaa/AAA       1,000,000     1,083,750
                                                                                                   ----------
                                                                                                    8,115,304
                                                                                                   ----------
Total Municipal Bonds and Notes (Cost $49,589,253)                                                 52,422,139

=============================================================================================================
Short-Term Tax-Exempt Obligations--1.3%
-------------------------------------------------------------------------------------------------------------
Dade Cnty., FL WSS RB, FGIC Insured, 3.50%, 4/1/98 (Cost $700,000)(3)                   700,000       700,000
-------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $50,289,253)                                             99.0%   53,122,139
-------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                             1.0       535,492
                                                                                    -----------   -----------
Net Assets                                                                                100.0%  $53,657,631
                                                                                    ===========   ===========

To simplify the listing of securities, abbreviations are used per the table below:
CAP     -Capital Appreciation                MH      -Multifamily Housing
CDD     -Community Development District      PC      -Pollution Control
CMWLTH  -Commonwealth                        RA      -Redevelopment Agency
FAU     -Finance Authority                   RB      -Revenue Bonds
GOB     -General Obligation Bonds            RR      -Resource Recovery
GORB    -General Obligation Refunding Bonds  RRB     -Revenue Refunding Bonds
HCF     -Health Care Facilities              SFM     -Single Family Mortgage
HFA     -Housing Finance Agency              SPAST   -Special Assessment
HFAU    -Health Facilities Authority         SPO     -Special Obligations
HTAU    -Highway & Transportation Authority  WSS     -Water & Sewer System
IDAU    -Industrial Development Authority

1. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $3,285,000 or 6.12% of the Fund's net assets at January 31, 1998.
3. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on January 31, 1998. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.


                     12 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
As of January 31, 1998, securities subject to the alternative minimum tax amount to $7,408,516 or 13.81% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

Industry                                          Market Value      Percent
--------------------------------------------------------------------------------
Special Assessment                                $ 8,610,672        16.2%
--------------------------------------------------------------------------------
General Obligation                                  7,356,649         13.8
--------------------------------------------------------------------------------
Hospital/Healthcare                                 6,524,340         12.3
--------------------------------------------------------------------------------
Sales Tax                                           4,677,511          8.8
--------------------------------------------------------------------------------
Single Family Housing                               3,945,176          7.4
--------------------------------------------------------------------------------
Resource Recovery                                   3,277,560          6.2
--------------------------------------------------------------------------------
Multi-Family Housing                                2,631,468          5.0
--------------------------------------------------------------------------------
Corporate Backed                                    2,355,140          4.4
--------------------------------------------------------------------------------
Lease Rental                                        2,315,617          4.4
--------------------------------------------------------------------------------
Water Utilities                                     1,984,964          3.7
--------------------------------------------------------------------------------
Adult Living Facilities                             1,856,553          3.5
--------------------------------------------------------------------------------
Not-for-Profit Organization                         1,329,789          2.5
--------------------------------------------------------------------------------
Pollution Control                                   1,163,500          2.2
--------------------------------------------------------------------------------
Marine/Aviation Facilities                          1,108,200          2.1
--------------------------------------------------------------------------------
Electric Utilities                                  1,103,750          2.1
--------------------------------------------------------------------------------
Highways                                            1,097,500          2.1
--------------------------------------------------------------------------------
Telephone Utilities                                 1,083,750          2.0
--------------------------------------------------------------------------------
Sewer Utilities                                       700,000          1.3
                                                    ----------       -----
                                                    $53,122,13       100.0%
                                                    ===========      =====

See accompanying Notes to Financial Statements.


                     13 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (cost $50,289,253)--see
 accompanying statement                                    $ 53,122,139
--------------------------------------------------------------------------------
Cash                                                            359,117
--------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                              857,896
Interest                                                        643,791
--------------------------------------------------------------------------------
Other                                                            28,808
                                                           ------------
Total assets                                                 55,011,751

================================================================================
Liabilities Payables and other liabilities:
Investments purchased                                         1,079,920
Dividends                                                       133,055
Trustees' fees                                                   43,164
Shares of beneficial interest redeemed                           38,431
Distribution and service plan fees                                5,743
Transfer and shareholder servicing agent fees                     4,525
Other                                                            49,282
                                                           ------------
Total liabilities                                             1,354,120

================================================================================
Net Assets                                                 $ 53,657,631
                                                           ============

================================================================================
Composition of Net Assets
Paid-in capital                                            $ 51,667,702
-----------------------------------------------------------------------
Overdistributed net investment income                           (70,672)
-----------------------------------------------------------------------
Accumulated net realized loss on investment transactions       (772,285)
-----------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3            2,832,886
                                                           ------------
Net assets                                                 $ 53,657,631
                                                           ============


                     14 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

============================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$34,699,111 and 2,970,162 shares of beneficial interest outstanding)                  $11.68
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                           $12.26

--------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,081,965 and
1,460,056 shares of beneficial interest outstanding)                                  $11.70

--------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,876,555 and
160,784 shares of beneficial interest outstanding)                                    $11.67

See accompanying Notes to Financial Statements.


                     15 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Statement of Operations  For the Six Months Ended January 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

================================================================================
Investment Income
Interest                                                            $ 1,442,628

===============================================================================
Expenses
Management fees--Note 4                                                 142,809
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                  36,031
Class B                                                                  80,778
Class C                                                                   5,845
-------------------------------------------------------------------------------
Trustees' fees and expenses                                              23,307
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                    13,475
-------------------------------------------------------------------------------
Custodian fees and expenses                                              11,633
-------------------------------------------------------------------------------
Legal and auditing fees                                                   6,875
-------------------------------------------------------------------------------
Shareholder reports                                                       6,641
-------------------------------------------------------------------------------
Registration and filing fees                                              2,594
-------------------------------------------------------------------------------
Other                                                                     2,227
                                                                    -----------
Total expenses                                                          332,215
Less assumption of expenses by OppenheimerFunds, Inc.--Note 4           (36,892)
Less expenses paid indirectly--Note 4                                   (11,471)
                                                                    -----------
Net expenses                                                            283,852

===============================================================================
Net Investment Income                                                 1,158,776

===============================================================================
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments                                                             (64,789)
Closing of futures contracts                                               (381)
                                                                    -----------
Net realized loss                                                       (65,170)
-------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on
investments                                                             983,520
                                                                    -----------
Net realized and unrealized gain                                        918,350

===============================================================================
Net Increase in Net Assets Resulting from Operations                $ 2,077,126
                                                                    ===========

See accompanying Notes to Financial Statements.
--------------------------------------------------------------------------------


                     16 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Six Months Ended
                                                      January 31, 1998 Year Ended
                                                      (Unaudited)      July 31, 1997
====================================================================================
Operations
Net investment income                                   $  1,158,776    $  2,087,380
------------------------------------------------------------------------------------
Net realized loss                                            (65,170)       (440,924)
------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation        983,520       1,685,747
                                                          ----------      ----------
Net increase in net assets resulting from operations       2,077,126       3,332,203

====================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment
income:
Class A                                                     (762,620)     (1,321,674)
Class B                                                     (347,854)       (645,872)
Class C                                                      (24,993)        (17,307)

====================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                    6,648,166       7,261,833
Class B                                                    1,422,184       1,975,456
Class C                                                      895,592         862,016

====================================================================================
Net Assets
Total increase                                             9,907,601      11,446,655
------------------------------------------------------------------------------------
Beginning of period                                       43,750,030      32,303,375
                                                          ----------      ----------
End of period (including overdistributed
net investment income
of $70,672 and $9,345, respectively)                    $ 53,657,631    $ 43,750,030
                                                        ============    ============

See accompanying Notes to Financial Statements.


                     17 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                           Class A
                                           ------------------------------------------------------------------------
                                           Six Months
                                           Ended
                                           January 31,
                                           1998              Year Ended July 31,     Year Ended December 31,
                                           (Unaudited)       1997       1996(2)         1995        1994     1993(3)
===================================================================================================================
Per Share Operating Data
Net asset value, beginning of period        $ 11.47        $ 11.07     $ 11.40        $ 10.26     $ 11.79   $ 11.43
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .29            .64         .36            .63         .64       .14
Net realized and unrealized gain (loss)         .22            .37        (.34)          1.14       (1.53)      .36
                                             ------         ------      ------         ------      ------    ------
Total income (loss) from investment
operations                                      .51           1.01         .02           1.77        (.89)      .50
-------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net
investment income                              (.30)          (.61)       (.35)          (.63)       (.64)     (.14)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $ 11.68        $ 11.47     $ 11.07        $ 11.40     $ 10.26   $ 11.79
                                             ======         ======      ======         ======      ======    ======

===================================================================================================================
Total Return, at Net Asset Value(4)            4.48%          9.39%       0.25%         17.60%      (7.66)%    4.39%

===================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)    $34,699        $27,446     $19,366        $19,377     $11,992   $ 7,062
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $30,071        $24,333     $18,415        $14,508     $ 9,741   $ 2,471
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          5.15%(5)       5.70%       5.50%(5)       5.71%       5.90%     5.08%(5)
Expenses, before reimbursement and
voluntary assumption by the Manager
or Distributor(6)                              1.12%(5)       1.02%       1.23%(5)       1.36%       1.25%     1.89%(5)
Expenses, net of reimbursement and
voluntary assumption by the Manager
or Distributor                                 0.91%(5)       0.87%       1.09%(5)       0.53%       0.29%       --
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                      9.2%          42.5%       21.2%          18.4%       30.4%       --

1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
3. For the period from October 1, 1993 (commencement of operations) to December 31, 1993.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                     18 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            Class B
                                            -----------------------------------------------------------------
                                            Six Months
                                            Ended
                                            January 31,
                                            1998             Year Ended July 31,       Year Ended December 31,
                                            (Unaudited)      1997       1996(2)         1995        1994        1993(3)
=====================================================================================================================
Per Share Operating Data
Net asset value, beginning of period        $ 11.49        $ 11.09     $ 11.42        $ 10.27     $ 11.81     $ 11.43
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                           .24            .55         .31            .55         .56         .12
Net realized and unrealized gain (loss)         .22            .37        (.34)          1.15       (1.54)        .38
                                             ------         ------      ------         ------      ------      ------
Total income (loss) from investment
operations                                      .46            .92        (.03)          1.70        (.98)        .50
---------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net
investment income                              (.25)          (.52)       (.30)          (.55)       (.56)       (.12)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $ 11.70        $ 11.49     $ 11.09        $ 11.42     $ 10.27     $ 11.81
                                             ======         ======      ======         ======      ======      ======

=====================================================================================================================
Total Return, at Net Asset Value(4)            4.08%          8.56%      (0.19)%        16.81%      (8.42)%      4.35%

=====================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)    $17,082        $15,348     $12,865        $12,658     $ 7,992     $ 4,874
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $16,033        $13,812     $12,843        $10,772     $ 6,987     $ 2,304
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          4.37%(5)       4.93%       4.75%(5)       4.92%       5.13%       4.20%(5)
Expenses, before reimbursement and
voluntary assumption by the Manager
or Distributor(6)                              1.88%(5)       1.79%       1.97%(5)       2.11%       1.99%       2.20%(5)
Expenses, net of reimbursement and
voluntary assumption by the Manager
or Distributor                                 1.68%(5)       1.64%       1.83%(5)       1.29%       1.03%       0.38%(5)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                      9.2%          42.5%       21.2%          18.4%       30.4%         --

5. Annualized.
6. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period.
Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1998 were $12,900,463 and $4,223,089, respectively.


                     19 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                              Class C
                                              -----------------------------------------
                                              Six Months
                                              Ended                            Period
                                              January 31,                      Ended
                                              1998        Year Ended July 31,  December 31,
                                              (Unaudited) 1997         1996(2) 1995(1)
=======================================================================================
Per Share Operating Data
Net asset value, beginning of period          $11.46       $11.07     $11.40     $10.96
---------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .25          .53        .31        .20
Net realized and unrealized gain (loss)          .21          .38       (.34)       .44
                                               -----        -----      -----      -----
Total income (loss) from investment
 operations                                      .46          .91       (.03)       .64
---------------------------------------------------------------------------------------

Dividends to shareholders from net
investment income                               (.25)        (.52)      (.30)      (.20)
---------------------------------------------------------------------------------------
Net asset value, end of period                $11.67       $11.46     $11.07     $11.40
                                              ======       ======     ======     ======

=======================================================================================
Total Return, at Net Asset Value(4)             4.08%        8.41%     (0.22)%     5.86%

=======================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)      $1,877        $ 956     $   72     $   39
---------------------------------------------------------------------------------------
Average net assets (in thousands)             $1,163        $ 380     $   78     $    5
Ratios to average net assets:
Net investment income                           4.25%(5)     4.87%      4.68%(5)   4.68%(5)
Expenses before reimbursement and voluntary
assumption by the Manager or Distributor(6)     1.87%(5)     1.75%      1.99%(5)   1.92%(5)
Expenses net of reimbursement and voluntary
assumption by the Manager or Distributor        1.67%(5)     1.60%      1.87%(5)   1.43%(5)
---------------------------------------------------------------------------------------
Portfolio turnover rate(7)                       9.2%        42.5%      21.2%      18.4%
---------------------------------------------------------------------------------------

1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
3. For the period from October 1, 1993 (commencement of operations) to December 31, 1993.

4. Assumes a hypothetical
initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized.
6. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1998 were $12,900,463 and $4,223,089, respectively.

See accompanying Notes to Financial Statements.


                     20 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies
Oppenheimer Florida Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current interest income exempt from federal income and Florida State taxes for individual investors as is available from municipal securities and consistent with preservation of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.


                     21 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies  (continued)
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 1998, a provision of $17,873 was made for the Fund's projected benefit obligations resulting in an accumulated liability of $44,043 at January 31, 1998.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount or premiums on securities purchased are amortized over the life of the respective securities, in accordance with federal income tax requirements. As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Accordingly, during the six months ended January 31, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $195,085. Paid-in capital was decreased by the same amount. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in Florida and, therefore, may have more credit risks related to the economic conditions of Florida than a portfolio with a broader geographical diversification.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                     22 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                            Six Months Ended January 31, 1998       Year Ended July 31, 1997
                            -----------------------------------     ---------------------------
                            Shares          Amount                   Shares         Amount
-----------------------------------------------------------------------------------------------
Class A:
Sold                        776,728      $  8,947,698               1,262,441      $ 14,136,662
Dividends reinvested         29,679           340,129                  50,145           560,600
Redeemed                   (229,170)       (2,639,661)               (668,800)       (7,435,429)
                           --------      ------------                --------        ----------
Net increase                577,237      $  6,648,166                 643,786      $  7,261,833
                           ========      ============                ========      ============

-----------------------------------------------------------------------------------------------
Class B:
Sold                        322,060      $  3,717,886                 403,666      $  4,529,195
Dividends reinvested         11,050           126,794                  19,283           215,875
Redeemed                   (209,151)       (2,422,496)               (247,008)       (2,769,614)
                           --------      ------------                --------        ----------
Net increase                123,959      $  1,422,184                 175,941      $  1,975,456
                           ========      ============                ========      ============

-----------------------------------------------------------------------------------------------
Class C:
Sold                        100,535      $  1,161,951                  78,461      $    879,529
Dividends reinvested          1,229            14,093                   1,066            11,932
Redeemed                    (24,397)         (280,452)                 (2,638)          (29,445)
                           --------      ------------                --------        ----------
Net increase                 77,367      $    895,592                  76,889      $    862,016
                           ========      ============                ========      ============

===============================================================================================

3. Unrealized Gains and Losses on Investments
At January 31, 1998, net unrealized appreciation on investments of $2,832,886 was composed of gross appreciation of $2,868,524, and gross depreciation of $35,638.


                     23 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. Effective January 1, 1997, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.545% of average annual net assets.

      For the six months ended January 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $128,226, of which $20,067 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $103,814 and $10,018, respectively. During the six months ended January 31, 1998, OFDI received contingent deferred sales charges of $33,004 and $1,061, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

      OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

      Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

      The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% (voluntarily reduced to 0.15% by the Fund's Board) of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.


                     24 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the six months ended January 31, 1998, OFDI retained $63,688 and as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of January 31, 1998, OFDI had incurred unreimbursed expenses of $484,830 for Class B.

      The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the six months ended January 31, 1998, OFDI retained $4,056 as compensation for Class C sales commissions and service fee advances as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. As of January 31, 1998, OFDI had incurred unreimbursed expense of $38,754 for Class C.


                     25 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited) (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Futures Contracts
The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates or for purposes of duration management. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

================================================================================
6. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

      The Fund had no borrowings outstanding during the six months ended January 31, 1998.


                     26 Oppenheimer Florida Municipal Fund

--------------------------------------------------------------------------------
Oppenheimer Florida Municipal Fund
--------------------------------------------------------------------------------
A Series of Oppenheimer Multi-State Municipal Trust

================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Robert E. Patterson, Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder   OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Auditors     KPMG Peat Marwick LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.
This is a copy of a report to shareholders of Oppenheimer Florida Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Florida Municipal Fund. For material information concerning the Fund, see the Prospectus.
Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                      27 Oppenheimer Florida Municipal Fund

Information and services
--------------------------------------------------------------------------------

Internet
24-hr access to account
information

--------------------------------
www.oppenheimerfunds.com
--------------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

--------------------------------
1-800-525-7048
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Account Transactions
Mon-Fri 8:30am-8pm ET

--------------------------------
1-800-852-8457
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PhoneLink
24-hr automated information
and automated transactions

--------------------------------
1-800-533-3310
--------------------------------


Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

--------------------------------
1-800-843-4461
--------------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

--------------------------------
1-800-835-3104
--------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.
      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

                                                   [LOGO]  OppenheimerFunds (SM)
                                                               Distributor, Inc.

RS0795.001.0198  April 1, 1998